UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): October 5, 2005

                             XTREME COMPANIES, INC.
                             ----------------------

             (Exact name of Registrant as specified in its charter)


      Nevada                      000-30914                  88-0394012
-------------------------  ------------------------          -----------
   (State  or             (Commission  File  Number)       (IRS  Employer
   jurisdiction                                          Identification  No.)
  of  incorporation
  or  organization)


              300  Westlink  Dr.,  Washington,  MO                  36090
           -----------------------------------------              --------
            (Address  of  principal  executive  offices)         (Zip  Code)



       Registrant's telephone number, including area code: (636) 390-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 5, 2005, we received a $632,965 order for seven Challenger boats from channel partner Life Line Marine. The order is for one 2006 Challenger Offshore SV30, one 2006 Challenger Offshore Z192 Bow Rider, one 2006 Challenger Offshore Z302, one 2006 Challenger Offshore DDC33, one 2006 Challenger Offshore Z245, one 2006 Challenger Offshore Z252 Open Bow, and one 2006 Challenger Offshore Z308. We expect to fulfill the order and complete delivery by the end of the year. Payment is received in three installments and we received one-third at the time the order was placed. We expect to receive one-third as a progress payment during manufacturing and one-third upon delivery.

The description of the transaction contained herein is qualified in its entirety by reference to the Boat Order filed as Exhibit 10.1 and incorporated herein by reference.

This report contains forward-looking statements, including, without limitation, statements concerning our business and possible or assumed future results of operations. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits  Furnished.

Exhibit Number   Description

    10.1         Boat Order from Life Line Marine, dated October 5, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           Xtreme  Companies,  Inc.
                                           ----------------------
                                           (Registrant)
Date: October  25,  2005

                                           /s/  Kevin  Ryan
                                           ----------------
                                           (Signature)
                                           Kevin  Ryan
                                           Executive Officer and Director